                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996 96-6 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                                   GREEN TREE FINANCIAL CORP.



                                               BY: /s/ Phyllis A. Knight
                                                   ---------------------

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                November, 1996

                                      CUSIP#'S 393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                      TRUST ACCOUNT #80-4141300
                                      REMITTANCE DATE: 12/16/96


                                                  Total $        Per $1,000
                                                   Amount          Original
                                                 ---------       -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $5,686,787.68

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       5,686,787.68

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate (6.15%)         6.15%
          b. Class A-1 Interest                   194,454.55       3.73951058
          c. Class A-2 Remittance Rate (6.55%)         6.55%
          d. Class A-2 Interest                   152,833.33       5.45833321
          e. Class A-3 Remittance Rate (6.75%)         6.75%
          f. Class A-3 Interest                   315,000.00       5.62500000
          g. Class A-4 Remittance Rate (7.05%)         7.05%
          h. Class A-4 Interest                   393,625.00       5.87500000
          i. Class A-5 Remittance Rate (7.35%)         7.35%
          j. Class A-5 Interest                   183,750.00       6.12500000
          k. Class A-6 Rimittance Rate (7.95%)         7.95%
          l. Class A-6 Interest                 1,115,484.38       6.62500003

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                   .00              .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 2

                                  CUSIP#'S   393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                  TRUST ACCOUNT #80-4141300
                                  REMITTANCE DATE: 12/16/96


                                                Total $         Per $1,000
                                                 Amount           Original
                                              ------------      ----------
(4)Remaining:
          a. Unpaid Class A Interest
             Shortfall                                 .00             .00

B. Principal
   (5)  Formula Principal Distribution
        Amount                                1,810,226.60             N/A
        a. Scheduled Principal                  476,531.51             N/A
        b. Principal Prepayments              1,309,678.13             N/A
        c. Liquidated Contracts                   8,551.56             N/A
        d. Repurchases                                 .00             N/A
        e. Current Month Advanced Principal     691,157.52             N/A
        f. Prior Month Advanced Principal      (675,692.12)            N/A

   (6)  Pool Scheduled Principal Balance    459,823,307.53

  (6b)  Adjusted Pool Principal Balance     459,132,150.01    966.59394915
  (6c)  Pool Factor                             0.96659395

  (7)   Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date       .00

  (8)   Class A Percentage for such Remittance
        Date                                        92.27%

  (9)   Class A Percentage for the following
        Remittance Date                             92.24%

 (10)   Class A Principal Distribution:
        a. Class A-1                          1,810,226.60     34.81205000
        b. Class A-2                                   .00             .00
        c. Class A-3                                   .00             .00
        d. Class A-4                                   .00             .00
        e. Class A-5                                   .00             .00
        f. Class A-6                                   .00             .00
        g. Class A-7                                   .00             .00

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996
                                     Page 3

                                                       CUSIP#'S 393505-
                                                       NW8,NX6,NY4,NZ1,PA4,PB2
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 12/16/96



                                                   Total $         Per $1,000
                                                    Amount          Original
                                                 -------------    ------------
(11)    Class A-1 Principal Balance              36,132,125.01    694.84855788
(11a)         Class A-1 Pool Factor                  .69484856

(12)    Class A-2 Principal Balance              28,000,000.00    1000.0000000
(12a)         Class A-2 Pool Factor                 1.00000000

(13)    Class A-3 Principal Balance              56,000,000.00    1000.0000000
(13a)         Class A-3 Pool Factor                 1.00000000

(14)    Class A-4 Principal Balance              67,000,000.00    1000.0000000
(14a)         Class A-4 Pool Factor                 1.00000000

(15)    Class A-5 Principal Balance              30,000,000.00    1000.0000000
(15a)         Class A-5 Pool Factor                 1.00000000

(16)    Class A-6 Principal Balance             168,375,000.00    1000.0000000
(16a)         Class A-6 Pool Factor                 1.00000000

(17)    Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                               .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 November 1996
                                    Page 4

                                               CUSIP#'S 393505-
                                               NW8,NX6,NY4,NZ1,PA4,PB2
                                               TRUST ACCOUNT #80-4141300
                                               REMITTANCE DATE: 12/16/96

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date
     (18)  31-59 days                             2,955,257.93            94

     (19)  60 days or more                        1,559,935.62            50

     (20)  Current Month Repossessions              291,268.41            11

     (21)  Repossession Inventory                   646,045.11            21

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

     (22)  Average Sixty-Day Delinquency Ratio Test

           (a)  Sixty-Day Delinquency Ratio for current Remittance Date  .34%

           (b)  Average Sixty-Day Delinquency Ratio (arithmetic
                average of ratios for this month and two preceding
                months; may not exceed 3.5%)                             .18%

     (23)  Average Thirty-Day Delinquency Ratio Test

           (a)  Thirty-Day Delinquency Ratio for current Remittance Date .64%

           (b)  Average Thirty-Day Delinquency Ratio (arithmetic
                average of ratios for this month and two preceding
                months; may not exceed 5.5%)                             .52%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 5

                                              CUSIP#'S 393505-
                                              NW8,NX6,NY4,NZ1,PA4,PB2
                                              TRUST ACCOUNT #80-4141300
                                              REMITTANCE DATE: 12/16/96

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003
          and 9.5% thereafter)                                            0.004%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date          6,879.57

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                             .01%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                                15.97%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance Date
          greater than $7,437,576.00                                        .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                  7.73%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                               November, 1996       CUSIP NO. 393505PD8
                                   Page 6           TRUST ACCOUNT #80-4143800
                                                    REMITTANCE DATE: 12/16/96


                                                     Total $             Per $1,000
                                                     Amount                Original
                                                   -----------          ------------
CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                                  1,521,413.82

A.    Interest
(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (8.05%,
          unless Weighted Average Contract
          Rate is below 8.05%)                                7.95%
      b.  Class M-1 Interest                            251,750.00        6.62500000

(30)  Amount applied to Class M-1 Interest
      Deficiency Amount                                        .00                 0

(31)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                        .00                 0

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                  .00                 0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                  .00                 0

B.    Principal
(34)  Formula Principal Distribution Amount                    .00               N/A
      a.  Scheduled Principal                                  .00               N/A
      b.  Principal Prepayments                                .00               N/A
      c.  Liquidated Contracts                                 .00               N/A
      d.  Repurchases                                          .00               N/A

(35)  Class M-1 Principal Balance                    38,000,000.00     1000.00000000
(35a) Class M-1 Pool Factor                             1.00000000

(36)  Class M-1 Percentage for such Remittance
      Date                                                     .00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November 1996         CUSIP NO. 393505PD8
                                   Page 7             TRUST ACCOUNT #80-41413800
                                                      REMITTANCE DATE: 12/16/96

                                                   Total $            Per $1,000
                                                    Amount             Original
                                                  ---------           ----------
(37) Class M-1 Principal Distribution:
     a. Class M-1 (current)                                .00        0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance
        Date                                               .00


(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date            .00

(39) Class M-1 Percentage for the following
     Remittance Date                                       .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                               1,269,663.82

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                         8.00%

(3)  Aggregate Class B1 Interest                    126,666.67        6.66666684

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                 .00               .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                    .00               .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                     .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                     .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date              .00

(8a) Class B Percentage for such Remittance Date           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996         CUSIP NO. 393505PE6,PF3
                                    Page 8             REMITTANCE DATE: 12/16/96


                                                     Total $          Per $1,000
                                                     Amount            Original
                                                   -------------      ----------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                 .00

(10a) Class B1 Principal Shortfall                           .00

(10b) Unpaid Class B1 Principal Shortfall                    .00

(11)  Class B Principal Balance                    35,625,025.00

(12)  Class B1 Principal Balance                   19,000,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                    1,142,997.15

(14)  Class B-2 Remittance Rate (8.45%
      unless Weighted Average Contract
      Rate is less than 8.45%)                             8.35%

(15)  Aggregate Class B2 Interest                     115,682.47      6.95833360

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00             .00

(17)  Remaining Unpaid Class B2 Interest Shortfall           .00             .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date               .00

(19)  Class B2 Principal Liquidation Loss Amount             .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                   .00

(21)  Guarantee Payment                                      .00

(22)  Class B2 Principal Balance                   16,625,025.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996         CUSIP NO. 393505-PE6,PF3
                                    Page 9             REMITTANCE DATE: 12/16/96

                                                   Total  $    Per $1,000
                                                    Amount      Original
                                                  ----------   ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company or
     Green Tree Financial Corporation is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     Amount, Class B-1 Distribution Amount and
     Class B-2 Distribution Amount; if the
     Company or Green Tree Financial Corporation
     is the Servicer)                             192,340.86

(24) 3% Guarantee Fee                             834,973.82

(25) Class C Residual Payment                            .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                        291,268.41

(29) Repossessed Contracts Remaining
     in Inventory                                 646,045.11

(30) Weighted Average Contract Rate                 10.34036

                                     GTFC
                                    1996-6
                                 November 1996
                              Defaulted Contracts


                                                        Estimated
                                                        Loss At
Account#    Principal     Interest       Amount         Sale Date
--------    ----------    --------     ----------      -----------
37318905      8,551.56       55.01       8,606.57        6,629.57

TOTALS       $8,551.56      $55.01      $8,606.57       $6,629.57
             =========      ======      =========       =========